UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 2022

SWK HOLDINGS CORPORATION

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-39184	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road, Suite 105, Dallas, TX	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 687-7250

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SWKH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).           Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 28, 2022, SWK Holdings Corporation (the “Company”) entered into Amendment No. 1 to the Stockholders’ Agreement dated August 18, 2014 (the “Stockholders’ Agreement Amendment”), with Double Black Diamond Offshore Ltd. and Black Diamond Offshore Ltd., investment funds managed by Carlson Capital, L.P. (together, the “Carlson Funds”), that together beneficially own approximately 70.9% of the Company’s outstanding common stock.

Under the Stockholders’ Agreement, the Carlson Funds agreed that until the earlier of August 18, 2022 or such time as the Carlson Funds and their affiliates own less than 40% of the voting power of the outstanding voting securities of the Company (an “Ownership Reduction Event”): (i) the Carlson Funds would not engage in a going-private transaction as described in Rule 13e-3 under the Securities Exchange Act of 1934, as amended, without offering to acquire all of the then-outstanding common stock on the same terms and conditions and would not engage in such a transaction without the approval of both (x) a special committee of directors that are not affiliates of the Carlson Funds or the Company (“Non-Affiliated Directors”) and (y) the holders of a majority of the common stock held by stockholders of the Company other than the Carlson Funds; (ii) the Company would maintain at least two Non-Affiliated Directors; and (iii) any related party transaction or voluntary deregistration of the Company’s common stock from SEC reporting requirements would require the approval of a committee of such Non-Affiliated Directors or a subset thereof. These provisions are referred to as the “Minority Protections.” The Stockholders’ Agreement Amendment extends the Minority Protections until an Ownership Reduction Event and deletes the provision of the Stockholder’s Agreement that would terminate the Minority Protections as of August 18, 2022.

In connection with the Stockholders’ Agreement Amendment, the Company and Carlson agreed on proposed revisions to the Company’s Certificate of Incorporation and Bylaws to, among other things, permit stockholders that own at least 15% of the Company’s outstanding shares to call a special meeting of stockholders. The Company anticipates that it will propose a vote on the amendments to the Certificate of Incorporation at the Company’s 2022 annual meeting of stockholders and, if the amendments to the Certificate of Incorporation are approved, adopt the revised Bylaws. In the event that the proposed amendments to the Certificate of Incorporation and the Bylaws are not adopted by the Company on or before August 31, 2022 (other than as a result of the Carlson Funds’ failure to vote in favor of the amendments to the Certificate of Incorporation or be present for purposes of satisfying a quorum at the stockholder meeting to approve the amendments to the Certificate of Incorporation), the Stockholders’ Agreement Amendment will terminate and cease to be of further effect.

The Stockholders’ Agreement Amendment also, for so long as the Carlson Funds and its affiliates own at least 15% of the Company’s outstanding voting securities, (i) exempts the Carlson Funds from certain of the proposed bylaw requirements for calling a special meeting and certain of the requirements of proposed advance notice provisions and (ii) provides that, without the approval of the Carlson Funds, the Company and its board of directors would not amend the proposed bylaw provisions relating to special meetings in a manner adverse to the Carlson Funds.

The foregoing description of the Stockholders’ Agreement Amendment is not complete and is qualified in its entirety by reference to the full text of the Stockholders’ Agreement Amendment which is filed hereto as Exhibit 10.1 and which is incorporated by reference herein in its entirety.

The Company will file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its annual meeting of stockholders. The Company will furnish the definitive proxy statement to its stockholders. Stockholders are strongly advised to read the proxy statement because it will contain important information from the Company. Stockholders may obtain a free copy of the proxy statement, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC from www.sec.gov after such materials are electronically filed with, or furnished to, the SEC.

The Company, its directors, its executive officers and its nominees for election as director may be deemed participants in the Company’s solicitation of proxies from stockholders in connection with the matters to be considered at the upcoming annual meeting of stockholders. Information about the Company’s directors and executive officers will be included in the definitive proxy statement that the Company will file with the SEC.

Item 8.01 Other Events.

The Board of Directors of the Company has determined that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on August 10, 2022, which is more than 30 days after the anniversary of the Company’s 2021 Annual Meeting of Stockholders, which was held on June 17, 2021.

In accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company has determined that proposals to be considered for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at its principal executive offices on or before the close of business on July 9, 2022. In addition, in order for a stockholder to submit a nomination for director election or a proposal made outside of Rule 14a-8 under the Exchange Act, such nomination proposal must conform to the requirements of the Company’s bylaws and be received by the Company at its principal executive offices on or before the close of business on July 9, 2022. Proposals should be directed to the attention of the Corporate Secretary, SWK Holdings Corporation, 14755 Preston Road, Suite 105, Dallas, Texas 75254.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to the Stockholders’ Agreement dated June 28, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SWK HOLDINGS CORPORATION

By:	/s/ Winston L. Black III
Winston L. Black III
Chief Executive Officer

Date: June 29, 2022